UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 17, 2018, at the Annual Reorganization Meeting of the Board of Directors of M&T Bank Corporation (“M&T”), the Board of Directors took action to amend and restate its Bylaws. The Amended and Restated Bylaws are attached as Exhibit 3.2 to this Form 8-K and are incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

M&T Bank Corporation 2018 Annual Meeting of Shareholders

M&T held its 2018 Annual Meeting of Shareholders on April 17, 2018. At the 2018 Annual Meeting, shareholders approved all of the Board of Directors’ proposals which included (i) the election of seventeen (17) directors of M&T, for one-year terms and until their successors are elected and qualified; (ii) the approval of the compensation of M&T’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2018. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, “Submission of Matters to a Vote of Security Holders.” The following table reflects the tabulation of the final votes with respect to each director who was elected at M&T’s 2018 Annual Meeting (Proposal 1):

NOMINEES:	FOR	WITHHELD	BROKER NON-VOTE
Brent D. Baird	118,434,584	6,406,282	10,866,831
C. Angela Bontempo	119,925,000	4,918,708	10,866,831
Robert T. Brady	119,259,636	5,584,072	10,866,831
T. Jefferson Cunningham III	120,909,109	3,931,757	10,866,831
Gary N. Geisel	123,235,461	1,608,247	10,866,831
Richard S. Gold	122,164,362	2,679,346	10,866,831
Richard A. Grossi	124,219,485	621,382	10,866,831
John D. Hawke, Jr.	122,967,664	1,876,044	10,866,831
René F. Jones	121,975,059	2,868,649	10,866,831

Richard H. Ledgett, Jr.	124,253,733	587,134	10,866,831
Newton P.S. Merrill	124,186,473	657,236	10,866,831
Melinda R. Rich	124,241,358	602,350	10,866,831
Robert E. Sadler, Jr.	122,081,112	2,759,754	10,866,831
Denis J. Salamone	87,920,165	36,923,543	10,866,831
John R. Scannell	115,633,835	9,209,873	10,866,831
David S. Scharfstein	124,222,066	618,800	10,866,831
Herbert L. Washington	120,487,572	4,356,134	10,866,831

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T’s Named Executive Officers (Proposal 2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
121,153,293	3,264,590	425,825	10,866,831

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2018 (Proposal 3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
133,684,652	1,841,785	184,101	*

*	Not applicable

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Exhibit Description

3.2	M&T Bank Corporation’s Amended and Restated Bylaws, dated April 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation
Date: April 20, 2018

	By:	/s/ Marie King
Name: Marie King
Title: Group Vice President and Corporate Secretary